SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 9, 2015

Date of Report

(Date of Earliest Event Reported)

Commission File No. 000-52653

EQCO2 INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	98-0505768
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs Street, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company's telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Departure of Officer and Director

July 9, 2015 -- EQCO2, Inc. (CLNO) formerly known as Cleantech Transit, Inc. (the "Company") today announced changes to the board of directors. Effective immediately, Kenneth Bosket has been appointed to Vice Chairman and Head of Operations and Mike Zaman have been appointed to President/CEO. Montse Zaman has resigned as Secretary and Arnulfo Saucedo-Bardan was appointed Secretary.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	July 9, 2015 Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQCO2 Inc.

July 9, 2015	By:	/s/ Kenneth Bosket
Kenneth Bosket
President